UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

PRIMUS TELECOMMUNICATIONS

GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7901 Jones Branch Drive, Suite 900 McLean, VA		22102
(Address of principal executive offices)		(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 19, 2012, Primus Telecommunications Group, Incorporated (the “Company”) issued a press release announcing the expiration of the previously announced offer to purchase (the “Offer to Purchase”) up to $183,300,000 aggregate principal amount of 10% Senior Secured Notes due 2017 (the “Notes”) issued by Primus Telecommunications Holding, Inc., a wholly owned subsidiary of the Company. The Offer to Purchase expired at 9:00 a.m., New York City time, on July 19, 2012. No Notes were tendered pursuant to the Offer to Purchase.

Further information may be found in the Company’s press release, filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is included as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated July 19, 2012, issued by the Company

Primus Telecommunications Group, Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primus Telecommunications Group, Incorporated

(Registrant)

Date: July 19, 2012	By:	/s/ John D. Filipowicz
	Name:	John D. Filipowicz
	Title:	General Counsel, Corporate Secretary, Chief Compliance Officer and Chief Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 19, 2012, issued by the Company